Class I – LSEIX

(a series of Northern Lights Fund Trust III)

Supplement dated December 9, 2020
to the Prospectus dated February 3, 2020

Effective January 1, 2021, the Persimmon Long/Short Fund’s (the “Fund”) adviser, Persimmon Capital Management, LLC, has agreed to reduce the Fund’s management fee from 1.75% to 1.25% of the Fund’s average daily net assets and lower the expense limitation applicable to Class I shares from 2.49% to 1.99% of the Fund’s average daily net assets.

Accordingly, the following sections of the Fund’s prospectus have been supplemented or restated, as shown below.

The following replaces the “Fees and Expenses of the Fund” portion of the “Fund Summary” section of the Prospectus.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class I
Maximum Sales Charge (Load) Imposed on purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price)	None
Redemption Fee (as a % of amount redeemed if held less than 60 days)	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	None
Expense Recapture (1)	0.13%
Total Other Expenses	0.69%
Short Selling Dividend and Interest Expense	0.08%
Remaining Other Expenses	0.61%
Acquired Fund Fees and Expenses (2)	0.06%
Total Annual Fund Operating Expenses	2.13%

(1)      The Fund’s adviser, Persimmon Capital Management, LP (the “Adviser”) has contractually agreed to waive its management fee and to make payments to limit Fund expenses, until February 2, 2021, so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense or securities sold short); taxes; expenses incurred in connection with any merger or reorganization; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) of the Fund do not exceed 1.99% of average daily net assets attributable to Class I shares. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three fiscal years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limits then in place or in place at time of waiver. This agreement may be terminated only by the Trust’s Board of Trustees on 60 days’ written notice to the Adviser.

(2)      Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, including exchange traded funds.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
I	$216	$640	$1,090	$2,338

In addition, the “Investment Adviser” subsection of the section entitled “Management” on page 9 of the Prospectus is replaced with the following:

Investment Adviser: Persimmon Capital Management, LP, 1777 Sentry Parkway West, VEVA 14, Suite 102, Blue Bell, PA 19422, serves as investment adviser to the Fund. Subject to the oversight of the Board of Trustees, the Adviser is responsible for management of the Fund’s investment portfolio. The Adviser was established in 1998 for the purpose of advising individuals and institutions. As of September 30, 2019, the Adviser had approximately $245 million in assets under management.

Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal of 1.25% of the Fund’s average daily net assets. From the Fund’s commencement date until May 7, 2014, the Adviser received an annual fee equal to 2.50%. From May 7, 2014 through January 31, 2019, the Adviser received an annual fee equal to 1.99%. From January 31, 2019 through December 31, 2020 the Adviser received an annual fee equal to 1.75%. The Adviser has contractually agreed to waive management fees and to make payments to limit Fund expenses, until February 2, 2021 so that the total annual operating expenses (excluding (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) of the Fund do not exceed 1.99% of average daily net assets attributable to Class I shares. From the Fund’s inception through May 25, 2016, the expense limitation was at 3.99% for Class I shares. From May 25, 2016 through January 31, 2019, the expense limitation was at 2.75% for Class I shares. From January 21, 2019 through December 31, 2020, the expense limitation was at 2.49%. This fee waiver and expense reimbursement is subject to possible recoupment from the Fund within three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recapture. This agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the Adviser.

During the year ended September 30, 2019, the Fund paid 1.88% of its average daily net assets to the Adviser after fee waivers. A discussion regarding the basis for the Board of Trustees’ renewal of the advisory agreement is available in the Fund’s semi-annual report to shareholders dated March 31, 2019.

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You should read this Supplement in conjunction with the Fund’s Prospectus and Statement of Additional Information, dated February 3, 2020, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-855-233-8300.

Please retain this Supplement for future reference.